                            JOINT INSURANCE AGREEMENT

     THIS JOINT  INSURANCE  AGREEMENT,  dated as of October 31, 2006,  is by and among the funds comprising the Delaware  Investments  Family of Funds (listed on
Schedule A hereto) (the "Funds").

                                   BACKGROUND

     THIS AGREEMENT is entered into with the following background:

     A.  Section  17(g)  of the  Investment  Company  Act of  1940  (the  "Act")
authorizes the Securities  and Exchange  Commission  ("SEC") to require that the officers and employees of registered  management  investment companies be bonded against  larceny  and  embezzlement,  and  the SEC has  promulgated  Rule  17g-1 requiring such coverage in specified minimum amounts.

     B. The Funds have obtained and maintain the bonds and policies of insurance providing coverage against larceny  embezzlement by their officers and employees set forth in Attachment I hereto (the "Joint Bonds").

     C. The Board of  Trustees/Directors  of each Fund, by vote of a majority of its members  including a majority of those members of the Board of each Fund who are not  "interested  persons" as defined by Section 2 (a) (19) of the Act,  has given due  consideration  to all factors  relevant to the  amount,  type,  form, coverage and apportionment of recoveries and premiums on the Joint Bonds and has approved  the form,  term and  amount of the Joint  Bonds,  the  portion  of the premiums  payable by each Fund,  and the manner in which  recovery  on the Joint
Bonds ("Joint Bond Proceeds"),  if any, shall be shared by and among the parties hereto as hereinafter set forth.

     NOW,  THEREFORE,  IT IS HEREBY  AGREED by and among the  parties  hereto as follows:

     1. ALLOCATION OF PROCEEDS

     a. In the event a single party  suffers a loss or losses  covered under the
Joint  Bonds,  the party  suffering  such loss or losses shall be entitled to be indemnified up to the full amount of the Joint Bond Proceeds.

     b. If more than one party is damaged in a single  loss for which Joint Bond
Proceeds are  received,  each such party shall receive that portion of the Joint
Bond Proceeds  which  represents  the loss  sustained by that party,  unless the recovery is  inadequate to indemnify  fully each such party.  If the recovery is inadequate to indemnify fully each such party  sustaining a loss, the Joint Bond
Proceeds shall be allocated among such parties as follows:

     (1) Each party  sustaining a loss shall be allocated an amount equal to the lesser of its  actual  loss or the  minimum  amount of bond  coverage  then allocated to such party. Any party not fully  indemnified for its insurable losses  as a result  of this  allocation  is  hereafter  referred  to as an
     "Unindemnified Party".

     (2) The  remaining  portion of the Joint Bond  Proceeds,  if any,  shall be allocated  to each  Unindemnified  Party  in the  same  proportion  as such party's  allocation of minimum bond coverage  bears to the aggregate of the minimum bond coverage amounts for all Unindemnified Parties,  provided that no party  shall  receive  Joint  Bond  Proceeds  in  excess  of its  actual insurable losses.

     2. ALLOCATION OF PREMIUMS

     a. The premiums  payable with respect to the Joint Bonds shall be allocated to each of the  parties  hereto  on an  annual  basis  (and,  in the  event  any increased or  additional  premium is required to be paid during the year,  as of the date such increased or additional  premium is due) in the same proportion as each party's  minimum amount of bond coverage as then reflected on Attachment II shall bear to the total of such minimum coverage.

     3. BOND COVERAGE REQUIREMENTS AND CHANGES

     a. Each party  hereto has  determined  that the minimum  amount of fidelity bond coverage deemed appropriate to be maintained by it is as set forth opposite its name in Attachment II hereto.  Each of the Funds  represents and warrants to each of the other parties hereto that the minimum amount of coverage required of it under  Rule  17g-1(d)(1)  as of the date  hereof is not more than the  amount reflected  opposite its name in Attachment II hereto.  Each of the Funds further agrees that it will promptly  take such steps as may be necessary,  from time to time,  to increase  its minimum  coverage as set forth in  Attachment  II hereto
(and,  if  necessary,  the face  amount of the Joint  Bonds) so that its minimum coverage as therein set forth shall at no time be less than the minimum coverage required of it under Rule 17g-1(d)(1).

     b. The parties  hereto may,  from time to time  hereafter,  agree to modify
Attachment  II hereto to reflect  changes in allocation of premium and coverage.
All references in this Agreement to "Attachment  II" shall be to such Attachment as amended as of the  relevant  date on which  premiums  are to be  allocated or losses are sustained.

     4. ADDITION OF NEW FUNDS AND OTHER ENTITIES

     The parties to this Agreement  contemplate  that additional  funds or other related entities permitted by Rule 17g-1 ("Additional Entities") may be added to
Delaware Investments from time to time after the date of this Agreement.  In the event an  Additional  Entity is  organized,  such  Entity may be  included as an additional party to this Agreement if the Board of Trustees/Directors of each of the Funds  (including  an  Additional  Fund if it is being  added)  approve such addition  and  establish a revised  minimum  allocation  of bond  coverage.  The inclusion  of an  Additional  Entity  as a party  to  this  Agreement  shall  be evidenced by such Entity's  execution of the Addendum to this  Agreement and all references herein to the "Funds" shall include any such Additional Entities.

     5. TERM OF AGREEMENT

     This  Agreement  shall apply to the present  fidelity bond coverage and any renewals or  replacements  thereof and shall  continue  until  terminated by any party hereto upon the giving of not less than sixty days  written  notice to the other parties.

     6. DISPUTES

     Any dispute  arising under this Agreement shall be submitted to arbitration in the City of  Philadelphia,  Pennsylvania  under  the  Rules  of the  American
Arbitration  Association,  and the decision  rendered therein shall be final and binding upon the parties hereto.

     7. GOVERNING LAW

     This Agreement  shall be governed by, and construed in accordance  with the laws of the  Commonwealth of Pennsylvania,  to the extent not inconsistent  with applicable  provisions  of the Act and the  rules  and  regulations  promulgated thereunder by the SEC.

     IN WITNESS  WHEREOF,  the parties  hereto,  intending  to be legally  bound hereby,  have caused this Agreement to be executed by a duly authorized  officer or representative as of the date first written above.

                             DELAWARE INVESTMENTS FAMILY OF FUNDS
                             on behalf of those Funds listed on Schedule A

                             By:  /s/Patrick P. Coyne
                                  Patrick P. Coyne
                                  President

[DELAWARE INVESTMENTS LOGO}

                                  SCHEDULE A TO
                            JOINT INSURANCE AGREEMENT
                          DATED AS OF OCTOBER 31, 2006

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

---------------------------------------------------
                       FUND
---------------------------------------------------
Delaware Group Adviser Funds
   Delaware Diversified Income Fund
   Delaware U.S. Growth Fund

---------------------------------------------------
Delaware Group Cash Reserve
Delaware Cash Reserve Fund

---------------------------------------------------
Delaware Group Equity Funds I
   Delaware Balanced Fund

---------------------------------------------------
Delaware Group Equity Funds II
   Delaware Value Fund
   Delaware Large Cap Value Fund

---------------------------------------------------
Delaware Group Equity Funds III
   Delaware American Services Fund
   Delaware Small Cap Growth Fund
   Delaware Trend Fund

---------------------------------------------------
Delaware Group Equity Funds IV
   Delaware Large Cap Growth Fund
   Delaware Growth Opportunities Fund

---------------------------------------------------
Delaware Group Equity Funds V
   Delaware Dividend Income Fund
   Delaware Small Cap Core Fund
   Delaware Small Cap Value Fund

---------------------------------------------------
Delaware Group Foundation Funds
   Delaware Aggressive Allocation Portfolio
   Delaware Moderate Allocation Portfolio
   Delaware Conservative Allocation Portfolio

---------------------------------------------------
Delaware Group Global & International Funds
   Delaware Emerging Markets Fund
   Delaware Global Value Fund
   Delaware International Value Equity Fund

---------------------------------------------------
Delaware Group Government Fund
   Delaware American Government Bond Fund
   Delaware Inflation Protected Bond Fund

---------------------------------------------------

---------------------------------------------------
                       FUND
---------------------------------------------------
Delaware Group Income Funds
   Delaware Corporate Bond Fund
   Delaware Delchester Fund
   Delaware Extended Duration Bond Fund
   Delaware High-Yield Opportunities Fund

---------------------------------------------------
Delaware Group Limited-Term Government Funds
   Delaware Limited-Term Government Fund

---------------------------------------------------
Delaware Group State Tax-Free Income Trust
   Delaware Tax-Free Pennsylvania Fund

---------------------------------------------------
Delaware Group Tax Free Fund
   Delaware Tax-Free USA Fund
   Delaware Tax-Free USA Intermediate Fund

---------------------------------------------------
Delaware Group Tax Free Money Fund
   Delaware Tax-Free Money Fund

---------------------------------------------------
Delaware Pooled Trust
   The All-Cap Growth Equity Portfolio
   The Core Focus Fixed Income Portfolio
   The Core Plus Fixed Income Portfolio
   The Emerging Markets Portfolio
   The Global Fixed Income Portfolio
   The High-Yield Bond Portfolio
   The Intermediate Fixed Income Portfolio
   The International Equity Portfolio
   The International Fixed Income Portfolio
   The Labor Select International Equity Portfolio
   The Large-Cap Growth Equity Portfolio
   The Large-Cap Value Equity Portfolio
   The Mid-Cap Growth Equity Portfolio
   The Real Estate Investment Trust Portfolio
   The Real Estate Investment Trust Portfolio II
   The Small-Cap Growth Equity Portfolio
   The Smid-Cap Growth Equity Portfolio
   The Focus Smid-Cap Growth Equity Portfolio

---------------------------------------------------

---------------------------------------------------
                       FUND
---------------------------------------------------
Delaware VIP Trust
   Delaware VIP Balanced Series
   Delaware VIP Capital Reserves Series
   Delaware VIP Cash Reserve Series
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
   Delaware VIP Global Bond Series
   Delaware VIP Growth Opportunities Series
   Delaware VIP High Yield Series
   Delaware VIP International Value Equity Series
   Delaware VIP REIT Series
   Delaware VIP Select Growth Series
   Delaware VIP Small Cap Value Series
   Delaware VIP Trend Series
   Delaware VIP U.S. Growth Series
   Delaware VIP Value Series

---------------------------------------------------
Voyageur Insured Funds
   Delaware Tax-Free Arizona Insured Fund
   Delaware Tax-Free Minnesota Insured Fund

---------------------------------------------------
Voyageur Intermediate Tax Free Funds
   Delaware Tax-Free Minnesota Intermediate Fund

---------------------------------------------------
Delaware Investments Municipal Trust
   Delaware Tax-Free Florida Insured Fund

---------------------------------------------------
Voyageur Mutual Funds
   Delaware Minnesota High-Yield Municipal Bond Fund
   Delaware National High-Yield Municipal Bond Fund
   Delaware Tax-Free California Fund
   Delaware Tax-Free Idaho Fund
   Delaware Tax-Free New York Fund

---------------------------------------------------
Voyageur Mutual Funds II
   Delaware Tax-Free Colorado Fund

---------------------------------------------------
Voyageur Mutual Funds III
   Delaware Select Growth Fund
   Delaware Large Cap Core Fund

---------------------------------------------------
Voyageur Tax Free Funds
   Delaware Tax-Free Minnesota Fund

---------------------------------------------------

------------------------------------------------------------------
                       FUND
------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.

------------------------------------------------------------------
Delaware Investments Global Dividend and Income Fund, Inc.

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Delaware Investments Arizona Municipal Income Fund, Inc.

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Delaware Investments Colorado Insured Municipal Income Fund, Inc.

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Delaware Investments Florida Insured Municipal Income Fund

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Delaware Investments Minnesota Municipal Income Fund II, Inc.

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                                ATTACHMENT II TO
                            JOINT INSURANCE AGREEMENT
                          DATED AS OF OCTOBER 31, 2006

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

------------------------------------------ --------------------------------
                  FUND                            MINIMUM AMOUNT OF
                                               FIDELITY BOND COVERAGE
------------------------------------------ --------------------------------
Delaware Group Adviser Funds
   Delaware Diversified Income Fund
   Delaware U.S. Growth Fund                         $1,700,000

------------------------------------------ --------------------------------
Delaware Group Cash Reserve
Delaware Cash Reserve Fund                            $750,000

------------------------------------------ --------------------------------
Delaware Group Equity Funds I
   Delaware Balanced Fund                             $750,000

------------------------------------------ --------------------------------
Delaware Group Equity Funds II
   Delaware Value Fund
   Delaware Large Cap Value Fund                     $1,500,000

------------------------------------------ --------------------------------
Delaware Group Equity Funds III
   Delaware American Services Fund
   Delaware Small Cap Growth Fund
   Delaware Trend Fund                               $1,500,000

------------------------------------------ --------------------------------
Delaware Group Equity Funds IV
   Delaware Large Cap Growth Fund
   Delaware Growth Opportunities Fund                 $900,000

------------------------------------------ --------------------------------
Delaware Group Equity Funds V
   Delaware Dividend Income Fund
   Delaware Small Cap Core Fund
   Delaware Small Cap Value Fund                     $1,250,000

------------------------------------------ --------------------------------
Delaware Group Foundation Funds
   Delaware Aggressive Allocation
Portfolio
   Delaware Moderate Allocation Portfolio
   Delaware Conservative Allocation                   $525,000
Portfolio

------------------------------------------ --------------------------------
Delaware Group Global & International
Funds
   Delaware Emerging Markets Fund
   Delaware Global Value Fund
   Delaware International Value Equity               $1,500,000
Fund

------------------------------------------ --------------------------------
Delaware Group Government Fund
   Delaware American Government Bond Fund
   Delaware Inflation Protected Bond Fund             $600,000

------------------------------------------ --------------------------------

------------------------------------------------------ -------------------------
                        FUND                              MINIMUM AMOUNT OF
                                                        FIDELITY BOND COVERAGE
------------------------------------------------------ -------------------------
Delaware Group Income Funds
   Delaware Corporate Bond Fund
   Delaware Delchester Fund
   Delaware Extended Duration Bond Fund
   Delaware High-Yield Opportunities Fund                     $1,250,000

------------------------------------------------------ -------------------------
Delaware Group Limited-Term Government Funds
   Delaware Limited-Term Government Fund                       $750,000

------------------------------------------------------ -------------------------
Delaware Group State Tax-Free Income Trust
   Delaware Tax-Free Pennsylvania Fund                         $900,000

------------------------------------------------------ -------------------------
Delaware Group Tax Free Fund
   Delaware Tax-Free USA Fund
   Delaware Tax-Free USA Intermediate Fund                    $1,000,000

------------------------------------------------------ -------------------------
Delaware Group Tax Free Money Fund
   Delaware Tax-Free Money Fund                                $250,000

------------------------------------------------------ -------------------------
Delaware Pooled Trust
   The All-Cap Growth Equity Portfolio
   The Core Focus Fixed Income Portfolio
   The Core Plus Fixed Income Portfolio
   The Emerging Markets Portfolio
   The Global Fixed Income Portfolio
   The High-Yield Bond Portfolio
   The Intermediate Fixed Income Portfolio
   The International Equity Portfolio
   The International Fixed Income Portfolio                   $2,500,000
   The Labor Select International Equity Portfolio
   The Large-Cap Growth Equity Portfolio
   The Large-Cap Value Equity Portfolio
   The Mid-Cap Growth Equity Portfolio
   The Real Estate Investment Trust Portfolio
   The Real Estate Investment Trust Portfolio II
   The Small-Cap Growth Equity Portfolio
   The Smid-Cap Growth Equity Portfolio
   The Focus Smid-Cap Growth Equity Portfolio

------------------------------------------------------ -------------------------

------------------------------------------------------ -------------------------
                        FUND                              MINIMUM AMOUNT OF
                                                        FIDELITY BOND COVERAGE
------------------------------------------------------ -------------------------
Delaware VIP Trust
   Delaware VIP Balanced Series
   Delaware VIP Capital Reserves Series
   Delaware VIP Cash Reserve Series
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
   Delaware VIP Global Bond Series
   Delaware VIP Growth Opportunities Series                   $2,500,000
   Delaware VIP High Yield Series
   Delaware VIP International Value Equity Series
   Delaware VIP REIT Series
   Delaware VIP Select Growth Series
   Delaware VIP Small Cap Value Series
   Delaware VIP Trend Series
   Delaware VIP U.S. Growth Series
   Delaware VIP Value Series

------------------------------------------------------ -------------------------
Voyageur Insured Funds
   Delaware Tax-Free Arizona Insured Fund
   Delaware Tax-Free Minnesota Insured Fund                    $750,000

------------------------------------------------------ -------------------------
Voyageur Intermediate Tax Free Funds
   Delaware Tax-Free Minnesota Intermediate Fund               $400,000

------------------------------------------------------ -------------------------
Delaware Investments Municipal Trust
   Delaware Tax-Free Florida Insured Fund                      $525,000

------------------------------------------------------ -------------------------
Voyageur Mutual Funds
   Delaware Minnesota High-Yield Municipal Bond
   Fund
   Delaware National High-Yield Municipal Bond
   Fund
   Delaware Tax-Free California Fund
   Delaware Tax-Free Idaho Fund
   Delaware Tax-Free New York Fund                             $750,000

------------------------------------------------------ -------------------------
Voyageur Mutual Funds II
   Delaware Tax-Free Colorado Fund                             $750,000

------------------------------------------------------ -------------------------
Voyageur Mutual Funds III
   Delaware Select Growth Fund                                 $750,000
   Delaware Large Cap Core Fund

------------------------------------------------------ -------------------------
Voyageur Tax Free Funds
   Delaware Tax-Free Minnesota Fund                            $750,000

------------------------------------------------------ -------------------------

------------------------------------------------------ -------------------------
                        FUND                              MINIMUM AMOUNT OF
                                                        FIDELITY BOND COVERAGE
------------------------------------------------------ -------------------------
Delaware Investments Dividend and Income Fund, Inc.
                                                               $600,000

------------------------------------------------------ -------------------------
Delaware Investments Global Dividend and Income
Fund, Inc.                                                     $450,000

------------------------------------------------------ -------------------------
Delaware Investments Arizona Municipal Income Fund,
Inc.                                                           $400,000

------------------------------------------------------ -------------------------
Delaware Investments Colorado Insured Municipal
Income Fund, Inc.                                              $525,000

------------------------------------------------------ -------------------------
Delaware Investments Florida Insured Municipal
Income Fund                                                    $400,000

------------------------------------------------------ -------------------------
Delaware Investments Minnesota Municipal Income Fund
II, Inc.                                                       $750,000

------------------------------------------------------ -------------------------

                    Total Minimum                            $27,925,000
                                Joint Fidelity Bond =
                                                       -------------------------